SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

check the appropriate box:

        [  ]   Preliminary Proxy Statement

        [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [X] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

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                      Great-West Variable Annuity Account A
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                (Name of Registrant as Specified in its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check appropriate box):

        [X]    No fee required
        [      ] Fee computed on table below per Exchange Act Rules  14a-6(i)(4)
               and 0-11. (1) Title of Each class of securities to which transaction applies:

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               (2) Aggregate number of securities to which transaction applies:
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                      (3)  Per  unit   price  or  other   underlying   value  of
                  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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               (4) Proposed maximum aggregate value of transaction:
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               (5) Total fee paid:
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        [ ] Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1) Amount Previously Paid:
               ----------------------------------------------------------
               (2) Form, Schedule or Registration No.:
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               (3) Filing Party:
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               (4) Date Filed:
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                      GREAT-WEST VARIABLE ANNUITY ACCOUNT A

                   8515 E. Orchard Road, Greenwood Village, Colorado 80111


                    NOTICE OF ANNUAL MEETING - April 20, 2001

To The Participants of Great-West Variable Annuity Account A:

You are hereby notified that, pursuant to the Rules and Regulations of Great-West Variable Annuity Account A, the Annual Meeting of its Participants will be held at 8525 E. Orchard Road, Greenwood Village, Colorado 80111 on Friday, April 20, 2001 at 1:30 p.m. for the following purposes:

        (1) To elect members of the Variable Annuity Account Committee to serve until their successors are elected and qualified;

        (2) To ratify or reject the selection of Deloitte & Touche, LLP as independent auditors for Account A for the fiscal year ending December 31, 2001; and

        (3) To transact any other business which may properly come before the meeting or any adjournment or adjournments thereof.

Each Person who was a Participant on February 28, 2001 has the right to vote at this meeting.

The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice.

It is important that as many Participants as practicable be represented at the meeting. Whether or not you expect to attend the meeting, you are requested to complete the enclosed Proxy and return it promptly in the enclosed postage prepaid envelope to Great-West Life & Annuity Insurance Company, 8515 E. Orchard Road, Attention: Financial Control, 1T2, Greenwood Village, Colorado 80111. You may revoke or revise the Proxy at any time before the authority granted therein is exercised. Please be sure to sign and date your Proxy.

                                               /s/ Beverly A. Byrne
                                               -----------------------------
                                               Beverly A. Byrne, Secretary to
                                               the Variable Annuity
                                               Account A Committee




March  26, 2001

                      GREAT-WEST VARIABLE ANNUITY ACCOUNT A

                         Annual Meeting - April 20, 2001

                                 PROXY STATEMENT

The accompanying Proxy is solicited by Great-West Life & Annuity Insurance Company ("GWL&A") on behalf of the Variable Annuity Account A Committee (the "Committee") of Great-West Variable Annuity Account A ("Account A"), to be voted at the Annual Meeting of Participants to be held April 20, 2001. Each Proxy may be revoked at any time before its exercise by writing to the Secretary of the Committee of Account A at the address shown below and indicating a desire to revoke the Proxy. As well, a Participant attending the Annual Meeting may revoke his/her Proxy and vote in-person. This solicitation is being made by use of the mails, but also may be made by telephone, telegraph, or personal interview, and the cost will be borne by GWL&A, 8515 E. Orchard Road, Greenwood Village, Colorado 80111. This Proxy Statement and the accompanying form of Proxy is being sent on the 26th day of March, 2001 to all Participants of record on February 28, 2001 (the "record date") of Account A. Such Proxy Statement and the accompanying form of Proxy are mailed directly to each Participant's most recent address recorded by GWL&A.

        There are in total, 494,632.36 votes eligible to be cast by Participants at the Annual Meeting. Each Participant who had accumulation units credited to his/her account under a variable annuity contract on the record date may cast the number of votes equal to the number of accumulation units then credited to his/her account. There were 468,128.99 votes attributable to accumulation units credited to the accounts of Participants on the record date. Each Participant receiving annuity payments under a variable annuity contract on the record date also may cast the number of votes equal to (i) the dollar amount of assets maintained in Account A on the record date to meet the annuity obligations relating to such Participant, divided by (ii) the value of an accumulation unit on the record date. There were 26,503.37 votes attributable to Participants receiving annuity payments on the record date. The following Participants on the record date had interests in Account A entitling them to as much as 5% of the total votes eligible to be cast by all Participants:

        Participant Name                                Percent of Votes
        ----------------                                ----------------
        Sally Callahan                                   6.0%
        Helen Hoagland                                  5.0%
        Esrom Kleven                                    13.0 %
        Margaret Schultz                                 7.0%
        Romeo Vidone, M.D.                              6.0%




ELECTION OF MEMBERS OF THE VARIABLE ANNUITY ACCOUNT COMMITTEE

        The operation of Account A is subject to the direction and approval of the Committee in accordance with the Rules and Regulations of Account A. The Committee performs the functions of the Board of Directors of an incorporated investment company. The Rules and Regulations of Account A provide for a Committee of not less than five nor more than fifteen members to be elected by Participants at annual meetings. The term of office for each Committee member is one year. At each Annual Meeting, successors to the Committee members will be elected by Participants.

        At the forthcoming Annual Meeting there are five Committee members to be elected. All nominees have agreed to serve if elected.

        The following information is furnished with respect to the nominees.

                                        Principal Occupation

Name and Address                        During Last Five Years
of Nominee                      Age     and Other Directorships

Rex Jennings                    76      President Emeritus, Denver Metro
6508 Hollytree Circle                   Chamber of Commerce (since 1987);
Tyler, TX 75703                         Maxim Series Fund, Inc. Director
                                        (since 1988).

Mitchell T.G. Graye*            45      Great-West Life & Assurance Company
335 Ovida Place                         Senior  Vice  President & Chief
Castle Rock, CO 80104                   Financial Officer (1993-97).

                                        Great-West  Life &  Annuity  Insurance
                                        Company,    Senior   Vice   President,
                                        Chief        Financial        Officer,
                                        (1997-2000),    Executive    VP,   CFO
                                        (2000-present).

Sanford Zisman                  61      Attorney, Zisman & Ingraham, P.C.;
3773 Cherry Creek Dr. N.                Maxim Series Fund, Inc. Director
Suite 250                               (since 1982).
Denver, CO 80209

Richard P. Koeppe, Ph.D.        69      Retired Superintendent
8679 E. Kenyon Ave.                     Denver   Public   Schools (1988 - 1990);
Englewood, CO  80017                    Maxim Series Fund, Inc. Director
                                        (since 1987).

William Thomas McCallum*        58      Great-West Life & Annuity Insurance
32 Sedgwick Drive                       Company:    Director,     President,
Chief
Englewood, CO 80110                     Executive Officer. (1990-present).

*Interested person as defined in the Investment Company Act of 1940, of the Fund.

        Unless the enclosed Proxy is marked otherwise, the persons named on the Proxy will cast the votes represented by a duly executed Proxy for the nominees named above. The nominees are presently available if elected. Should the nominees become unavailable, the Proxyholders will vote for the nominees designated by the present Committee.

 STOCK OWNERSHIP AND MATERIAL TRANSACTIONS

        As of the record date, no Committee member owned any interest in Account A or any membership interest in the investment adviser of Account A, GW Capital Management, LLC ("GW Capital"). In 2000, none of the Committee members of Account A made any purchases or sales of the outstanding common stock of Account A, its parents, or its subsidiaries.

COMMITTEE MEETING AND OTHER COMMITTEES

        During 2000, the total number of meetings held by the Committee was four. No Committee member attended less than 75% of the total number of meetings held by the Committee in 2000.

        There is no nominating or similar committee of Account A.

COMPENSATION

        Account A provides no compensation to its Committee members.

RATIFICATION OR REJECTION OR SELECTION OF INDEPENDENT AUDITORS

        Deloitte & Touche LLP was selected as the independent auditor for Account A for the current year at a meeting of the Committee held on February 9, 2001. Such selection was made by the vote cast in person of a majority of the Committee who are not interested persons of Account A and is subject to ratification by Participants at the Annual Meeting. Deloitte & Touche LLP is the independent auditor for GWL&A and GW Capital and has no direct or material indirect financial interest in Account A, GWL&A or GW Capital. Deloitte & Touche LLP was the independent auditor for Account A for the immediately preceding year. Representatives of Deloitte & Touche LLP are not expected to be present at the Meeting.

        During 2000 all of the services provided by Deloitte & Touche LLP to Account A were audit services. These audit services included the examination and audit of the annual financial statements for Account A and the review of Account A financial documentation utilized in filings with the Securities and Exchange Commission. There were no non-audit services provided by Deloitte & Touche LLP during 2000.

INVESTMENT ADVISER

     GW Capital provides investment advisory services to Account A. Its headquarters are located at 8515 E. Orchard Road, Greenwood Village, Colorado 80111.

PRINCIPAL UNDERWRITER

        The Great-West Life Assurance Company ("Great-West") served as principal underwriter for the contracts issued under Account A. Great-West has been succeeded by BenefitsCorp Equities, Inc. with respect to any additional broker-dealer functions that are required.

OTHER BUSINESS

        As of this date, the Committee does not know of any other business to come before the meeting. However, if any matters other than those referred to above come before the meeting, the persons named in the Proxies will act on behalf of the Participants they represent according to their best judgment.

PARTICIPANTS' PROPOSALS

        A Participant that is a record or beneficial owner of an accumulation or annuity unit entitled to be voted at the 2002 Annual Meeting and that continues to own such unit through the date on which the 2002 Annual Meeting is held shall be entitled to submit for presentation a proposal for action at the 2002 Annual Meeting.

        The Participant's proposal shall be included in the Account A Proxy Statement and Form of Proxy for the 2002 Annual Meeting. The Participant shall notify Account A in writing at its principal executive office (8515 E. Orchard Road, Greenwood Village, Colorado 80111) of his/her intention to appear personally at the 2002 Annual Meeting to present his/her proposal for action. The Participant may arrange to have another accumulation or annuity unit holder of Account A present his/her proposal on his/her behalf at the 2002 Annual Meeting.

        A proposal to be presented at the 2002 Annual Meeting shall be received at Account A's principal executive offices not less than 90 days in advance of March 1, 2002. It is suggested that Participants submit their proposals by Certified Mail - Return Receipt Requested, in order to avoid any controversy as to the date on which a proposal was received by Account A. The Participant may submit a maximum of two proposals of not more than 300 words for each inclusion in Account A's proxy materials for the 2002 Annual Meeting.

        If Account A opposes any proposal received from a Participant, it shall, at the request of the Participant, include in its Proxy Statement, a statement of the Participant of not more than 200 words in support of the proposal, which statement shall not include the name and address of the Participant. The statement and request of the Participant shall be furnished to Account A at the time the proposal is furnished, and Account A shall not be responsible for such statement.

        Account A may omit a proposal and any statement in support thereof from its Proxy Statement and Form of Proxy under any of the following circumstances:

        (1) If the proposal is, under the laws of the United States or Canada, not a proper subject for action by Participants. (A proposal that may be improper when framed as a mandate or directive may be proper when framed as a recommendation or request);

        (2) If the proposal would, if implemented, require Account A to violate any state law or federal law of the United States to which Account A is subject;

        (3) If the proposal or the support statement is contrary to any of the Securities and Exchange Commission's proxy rules and regulations, including Rule 14a-9 which prohibits false or misleading statements in proxy soliciting materials;

        (4) If the proposal relates to the enforcement of a personal claim or the redress of a personal grievance against Account A or any person;

          (5) If the proposal deals with a matter that is not significantly related to Account A's business; (6) If the proposal deals with a matter that is beyond Account A's power to effectuate; (7) If the proposal deals with a matter relating to the conduct of the ordinary business operations of Account A; (8) If the proposal relates to an election to office; (9) If the proposal is counter to a proposal to be submitted by Account A at the meeting; (10) If the proposal has been rendered moot; (11) If the proposal is substantially duplicative of a proposal previously submitted to Account A by another Participant, which proposal will be included in the Board of Director's proxy material for the meeting;

        (12) If substantially the same proposal has previously been submitted to Participants in Account A's Proxy Statement and Form of Proxy relating to any Annual or Special Meeting of Participants held within the preceding five calendar years, it may be omitted from Account A's proxy materials relating to any meeting of Participants held within three calendar years after the latest such previous submission: Provided, that

                           (i) If the proposal was submitted at only one meeting
                             during such preceding period, it received less than three percent of the total number of votes cast in regard thereto; or

                          (ii)  If  the  proposal  was  submitted  at  only  two
                             meetings during such preceding period, it received at the time of its second submission less than six percent of the total number of votes cast in regard thereto; or

                         (iii) If the prior  proposal was  submitted at three or
                             more meetings during such preceding period, it received at the time of its latest submission less than ten percent of the total number of votes cast in regard thereto; or

          (13) If the proposal relates to specific amount of cash or stock dividends.

SOLICITATION STATEMENT

        The cost of this solicitation of Proxies shall be borne by GWL&A pursuant to its Sales Services Agreement with Account A.

ANNUAL REPORT

        The Annual Report of Account A has been mailed to all Participants entitled to vote at the Annual Meeting. Account A will furnish, without charge, a copy of the 2000 Annual Report and/or the June 30, 2000 Semi-Annual Report upon request to: Mr. Tim Dombrowsky, 8515 E. Orchard Road, Greenwood Village, CO 80111; (800) 537-2033, ext. 4538.

                                                   By Order of the Committee

                                                   /s/ Beverly A. Byrne
                                                   -----------------------------
                                                   Beverly A. Byrne
                                                   Secretary to the Committee


March 26, 2001

                                      PROXY

                                                     FOR

                                    THE ANNUAL MEETING OF PARTICIPANTS OF

                                    GREAT-WEST VARIABLE ANNUITY ACCOUNT A

The undersigned hereby appoints David G. McLeod, Beverly A. Byrne and Arnie A. Beckman, or any of them, to be the attorneys and proxies of the undersigned at the Annual Meeting of Participants of Great-West Variable Annuity Account A to be held at 8525 E. Orchard Rd., Greenwood Village, Colorado, at 1:30 p.m. on April 20, 2001 and at any adjournment thereof, and to represent and cast the votes held on record by the undersigned on February 28, 2001, upon the proposals below and as set forth in the Notice of Annual Meeting and Proxy Statement for such meeting.

          1) FOR ELECTION OF MEMBERS OF THE COMMITTEE FOR VARIABLE ANNUITY ACCOUNT A to serve until their successors are elected and qualified.

               [  ]  FOR all nominees listed    [  ]  WITHHOLD AUTHORITY to vote
                      below (except as marked      for all nominees listed below
                      to the contrary below)

               (The Members of the Committee recommend a vote FOR)

(INSTRUCTION: To withhold authority to vote for any individual nominee mark the box next to the nominee's name below)

[  ] R.P. Koeppe        [  ]  R.   Jennings   [  ]   M.T.G.   Graye
[  ]  W.T. McCallum     [  ] S. Zisman


        2) PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE, LLP as the independent auditors for Variable Annuity Account A for the fiscal year ending December 31, 2001.

          [  ] FOR                     [  ] AGAINST                [  ] ABSTAIN

                             (The Members of the Committee recommend a vote FOR)


        3) In the discretion of the Members of the Committee, on such other business which may properly come before the meeting or any adjournment thereof.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE COMMITTEE'S RECOMMENDATIONS.

                             THIS PROXY IS SOLICITED ON BEHALF OF THE COMMITTEE.


        Name of Participant:

        Group Policy No.:                          Certificate No.:

        Participant Number of Votes:



Dated:                          , 2001
      --------------------------

                                            (Signature of Participant)


        Please sign and date your Proxy and return promptly in the accompanying envelope.